SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                 ____________________________________

                              Form 8-K/A

                            AMENDMENT No. 2

          Current Report Pursuant to Section 13 or 15 (d) of
                  The Securities Exchange Act of 1934


                        PrimeEnergy Corporation
          ___________________________________________________
        (Exact Name of Registrant as Specified in its Charter)


                                0-7406
                         _____________________
                       (Commission File Number)


        The undersigned Registrant hereby amends its current report on Form 8K dated May 30, 1996, as set forth in the pages attached hereto:

               Item 7. Financial Statements and Exhibits
               -----------------------------------------
                           (amended herewith)

                               SIGNATURE
                               ---------

        Pursuant of the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PrimeEnergy Corporation


   Date: July 30, 1996                 By: /s/ Beverly A. Cummings
                                           -----------------------
                                           Beverly A. Cummings
                                           Chief Financial Officer

Item 7.   Financial Statements and Exhibits
          ---------------------------------

(a) & (b) The financial statements of the properties purchased from International Nederlanden (U.S.) Capital Corporation, which were formerly owned by Saratoga Resources, Inc. and the related pro forma financial information of PrimeEnergy Corporation are listed in the Index to Financial Statement and Pro Forma Financial Information included herein on page 3 of this report.











































                INDEX TO FINANCIAL STATEMENTS AND
                 PRO FORMA FINANCIAL INFORMATION



                                               Sequentially
                                                 numbered
Description                                        page
- -----------                                        ----

SARATOGA PROPERTIES:

     Report of Independent Accountants               4

     Statements of Revenue and Direct
       Operating Expenses for the three months
       ended March 31, 1996 and the year
       ended December 31, 1995.                      5

     Notes to Statements of Revenue and
       Direct Operating Expenses for the
       three months ended March 31, 1996
       and the year ended December 31, 1995.         6

PRIMEENERGY CORPORATION:

     Condensed Consolidated Pro Forma Balance Sheet
       March 31, 1996 (Unaudited)                    8

     Condensed Consolidated Pro Forma Statement of
       Operations for the three months
       ended March 31, 1996 (Unaudited)             11

     Condensed Consolidated Pro Forma Statement of
       Operations for the year ended
       December 31, 1995 (Unaudited)                12

     Notes to Consolidated Condensed Pro Forma
       Financial Statements                         13

     Pro Forma Supplemental Information -
       Oil and Gas Producing Activities
       (Unaudited)                                  14

     Notes to Pro Forma Supplemental
       Information -
       Oil and Gas Producing Activities             15









                       INDEPENDENT AUDITOR'S REPORT
                       ----------------------------



The Board of Directors
PrimeEnergy Corporation


We have audited the accompanying statement of revenue and direct operating expenses of Properties formerly owned by Saratoga Resources Inc., purchased by PrimeEnergy Corporation from Internationale Nederlanden (U.S.) Capital Corporation for the year ended December 31, 1995. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K filing of PrimeEnergy Corporation) and exclude certain material expenses, as described in Note 1, that would not be comparable to those resulting from the proposed future operation of the properties.

In our opinion, the aforementioned statement referred to above, presents fairly, in all material respects, the revenues and direct operating expenses as described in Note 1 for the period referred to above, in conformity with generally accepted accounting principles.





PUSTORINO, PUGLISI & CO., LLP
New York, New York
June 27, 1996








                              SARATOGA PROPERTIES

              STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

                           FOR THE PERIODS INDICATED


                                  Three Months                 Year
                                     Ended                    Ended
                                 March 31, 1996         December 31, 1995
                                  (Unaudited)                (Audited)
                                 --------------         -----------------

Oil and gas revenue                $ 820,800               $ 3,054,669

Direct lease operating
  expenses and production
  taxes                              269,742                 1,585,365
                                 -----------               -----------
 Revenue in excess of
  direct operating
  expenses                         $ 551,058               $ 1,469,304
                                 ===========               ===========



























See accompanying notes to statements of revenue and direct operating expenses.



                            SARATOGA PROPERTIES

       NOTES TO STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

               FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND

                     THE YEAR ENDED DECEMBER 31, 1995


Note 1 - Basis of Presentation and Summary of Significant Accounting
- --------------------------------------------------------------------
Policies:
- --------

The accompanying statements present the revenue and direct operating expenses attributable to the oil and gas property interests formerly owned by Saratoga Resources, Inc. (the "Saratoga Properties") acquired by PrimeEnergy Corporation ("PEC") from Internationale Nederlanden (U.S.) Capital Corporation.

The Statements have been prepared on the accrual basis of accounting and reflect only the revenue and direct operating expenses relating to the net revenue interests purchased. Certain additional expenses that may have been incurred in connection with the ownership of the Properties are not reflected in the accompanying statements because such expenses are not comparable to those which will result from the future operation of the Properties. The expenses so excluded from the accompanying statements consist of depletion and depreciation, interest on indebtedness, exploration expenses, and other general and administrative expenses.

Oil and gas property interests are not taxpaying entities. Taxable income, if any, arising from the operation of the properties accrues to the Properties' owner. Accordingly, no provision for income taxes has been reflected in the accompanying statements of revenue and direct operating expenses.

Note 2 - Supplemental Information - Oil and Gas Producing Activity -
- --------------------------------------------------------------------
(Unaudited):
- -----------

The following estimates of proved oil and gas revenues and related discounted future net cash flows of the Properties were prepared as of January 1, 1996 by PEC, based in part upon the report of independent petroleum and geological engineer pursuant to the disclosures of Statement of Financial Accounting Standards, No. 69, "Disclosures about Oil and Gas Producing Activities" ("SFAS 69").










                            SARATOGA PROPERTIES

       NOTES TO STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

               FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND

                     THE YEAR ENDED DECEMBER 31, 1995

Note 2 - Supplemental Information - Oil and Gas Producing Activity -
- --------------------------------------------------------------------
(Unaudited) - Cont'd:
- --------------------

All of the reserves are located within the United States. A summary of the net quantities of the Properties' crude oil and natural gas reserves as of January 1, 1996 is as follows:

                                 Oil               Gas
                                (MBO)             (MMCF)
                                -----             ------
Proved developed                  441              3,475
Proved undeveloped                100              1,298
                                -----              -----
Total Proved                      541              4,773
                                =====              =====

The standardized measure of discounted future net cash flows related to the proved oil and gas reserves of the Properties as of January 1, 1996 is as follows (in thousands):

     Future cash inflows                                          $  19,257
     Future production and development costs                        ( 8,107)
     Income Taxes                                                      (830)
                                                                   ---------
     Future net cash flows                                           10,320
     10% annual discount to reflect estimated timing of cash flow    (2,916)
                                                                   ---------
     Standardized measure of discounted future net cash flows     $   7,404
                                                                   =========

The standardized measure of discounted future net cash flows relating to proved oil and gas reserves was prepared in accordance with the provisions of SFAS 69. Future cash inflows at January 1, 1996 were computed by applying prices at that date to estimated future production. Future production and development costs were computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at January 1, 1996, based on the costs and continuation of economic conditions existing at January 1, 1996. Future net cash flows were discounted at a rate of 10% annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value of the Properties.

The estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors.

                          PRIMEENERGY CORPORATION

                      PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed pro forma combined balance sheet at March 31, 1996 reflects the acquisition of oil and gas property interests formerly owned by Saratoga Resources, Inc. and acquired by PrimeEnergy Corporation from Internationale Nederlanden (U.S.) Capital Corporation as if the transactions had occurred as of March 31, 1996.

              CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                              March 31, 1996
                              (In thousands)
                                (Unaudited)

                                  ASSETS

                                             Pro Forma Adjustments     Pro
                                             ---------------------
                                Historical      Debit     Credit       Forma
                                ----------      -----     ------       -----
Current Assets:
Cash                             $   843       7,261 (1)   7,261 (2)  $  843
Restricted Cash                      893                                 893
Receivables:
  Joint interest billings            620                                 620
  Affiliates                       2,125                               2,125
  Other                            1,295         424 (2)               1,719
Other current assets                 896                                 896
                                  ------                              ------
  Total current assets             6,672                               7,096

Property and equipment, at cost   30,177       6,837 (2)              37,014
  Less accumulated depreciation,
   depletion and valuation
   allowance                      18,549                              18,549
                                  ------                              ------
                                  11,628                              18,465

Other assets                         826                                 826
                                  ------      ------      ------      ------


  Total Assets                  $ 19,126      14,522       7,261    $ 26,387
                                  ======      ======      ======      ======










          See notes to unaudited pro forma financial statements.

                          PRIMEENERGY CORPORATION

                      PRO FORMA FINANCIAL STATEMENTS

              CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                              March 31, 1996
                              (In thousands)
                                (Unaudited)

                   LIABILITIES AND STOCKHOLDERS' EQUITY

                                            Pro Forma Adjustments     Pro
                                            ---------------------
                                Historical     Debit     Credit       Forma
                                ----------     -----     ------       -----

Current portion -
  long term debt                 $   195                            $   195
Accounts payable                   2,908                              2,908
Accrued liabilities                1,271                              1,271
Due to related parties               856                                856
                                  ------                             ------
  Total current liabilities        5,230                              5,230

Long-term bank debt                6,025                  7,261 (1)  13,286
Other long-term obligations          794                                794

Stockholders' equity               7,077                              7,077
                                  ------      ------     ------      ------

  Total liabilities and
     stockholders' equity       $ 19,126                  7,261    $ 26,387
                                ========      ======     ======    ========















          See notes to unaudited pro forma financial statements.


                          PRIMEENERGY CORPORATION
         CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

                     Three Months Ended March 31, 1996
                       Year Ended December 31, 1995

The following unaudited condensed pro forma statements of operations assume the acquisition of oil and gas property interests formerly owned by Saratoga Resources Inc.,. and acquired by PEC from Internationale
Nederlanden (U.S.) Capital Corporation (detail information on this transaction was provided on Form 8-K filed May 30, 1996), occurred as of January 1, 1995.

The pro forma results of operations do not purport to be indicative of the results of operations that would actually have occurred if the sale and acquisition had been effective on or prior to the beginning of the periods presented. These statements should be read in conjunction with the historical financial statements and related notes, which are herein incorporated by reference.

































                          PRIMEENERGY CORPORATION
          CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      THREE MONTHS ENDED MARCH 31, 1996
                              (In Thousands)
                                (Unaudited)

                                              Pro Forma Adjustments
                                              ---------------------      Pro
                                  Historical     Debit     Credit        Forma
                                  ----------     -----     ------        -----
Revenue:
  Oil and gas sales                $ 1,621                    821 (4)  $ 2,442
  District operating income          2,294                               2,294
  Administrative revenue               386                                 386
  Reporting and management fees         87                                  87
  Interest and other income             58                                  58
                                    ------      ------     ------       ------
     Total revenue                   4,446         -          821        5,267
                                    ------      ------     ------       ------
Costs and expenses:
  Lease operating expense            1,037         270 (4)               1,307
  District operating expense         1,765                               1,765
  Depreciation and depletion
   of oil and gas properties           624         170 (3)                 794
  Exploration costs                    184                                 184
  General and administrative
   expense                             688                                 688
  Interest expense                     138         149 (5)                 287
                                    ------      ------     ------       ------
     Total costs and expenses        4,436         589        -          5,025
                                    ------      ------     ------       ------
Net income from operations              10         589        821          242

Gain on sale and exchange
  of assets                             45                                  45
                                    ------      ------     ------       ------
Net income before income
  tax provision                         55         589        821          287

Provision for income taxes              19          16 (6)                  35
                                    ------      ------     ------       ------
Net income                         $    36         605        821      $   252
                                    ======      ======     ======       ======
Primary income per common share    $  0.01                             $  0.04
                                    ======      ======     ======       ======
Fully diluted income per
 common share                      $  0.01                             $  0.04
                                    ======      ======     ======       ======
Weighted average number of
  common shares outstanding
  (Primary)                      5,747,695                           5,747,695
                                 =========                           =========
Weighted average number of
  common shares outstanding
  (Fully Diluted)                6,121,384                           6,121,384
                                 =========                           =========

          See notes to unaudited pro forma financial statements.
                          PRIMEENERGY CORPORATION
         CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                     YEAR ENDED DECEMBER 31, 1995
                              (In Thousands)
                                (Unaudited)

                                          Pro Forma Adjustments
                                          ---------------------    Pro
                              Historical     Debit     Credit      Forma
                              ----------     -----     ------      -----
Revenue:
  Oil and gas sales            $ 6,024                  3,055 (4)  $ 9,079
  District operating income      9,675                               9,675
  Administrative revenue         1,866                               1,866
  Reporting and management fees    356                                 356
  Interest and other income        138                                 138
                                ------                 ------       ------
     Total revenue              18,059        -         3,055       21,114
                                ------     ------      ------       ------
Costs and expenses:
  Lease operating expense        4,100      1,585 (4)                5,685
  District operating expense     7,367                               7,367
  Depreciation and depletion
   of oil and gas properties     2,430        760 (3)                3,190
  Exploration costs                 50                                  50
  General and administrative
   expense                       2,940                               2,940
  Interest expense                 675        594 (5)                1,269
                                ------     ------      ------       ------
     Total costs and expenses   17,562      2,939         -         20,501
                                ------     ------      ------       ------
Net income from operations         497      2,939       3,055          613

Gain on sale and exchange
  of assets                         99                                  99
                                ------     ------      ------       ------
Net income before income
  tax provision                    596      2,939       3,055          712

Provision for income taxes          69          8 (6)       0           77
                                ------     ------      ------       ------
Net income                       $ 527     (2,947)      3,055        $ 635
                                ======     ======      ======       ======
Primary income per common share $ 0.09                              $ 0.11
                                ======                              ======
Fully diluted income per
common share                    $ 0.09                              $ 0.10
                                ======                              ======
Weighted average number of
   common shares
   outstanding(Primary)      5,975,903                           5,975,903
                             =========                           =========
Weighted average number of
   common shares outstanding
   (Fully Diluted)           6,121,384                           6,121,384
                             =========                           =========

          See notes to unaudited pro forma financial statements.
                                   12


                           PRIMEENERGY CORPORATION

      NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                           Pro Forma Adjustments


1.   To record draw down on existing revolving line of credit with bank.

2. To record the acquisition of producing oil and gas properties and receivables using the purchase method of accounting from Internationale Nederlanden (U.S.) Capital Corporation. Total
     Acquisition costs of $7,261,000 consists of $6,864,000 paid to seller, $313,000 of PEC's direct third party costs related to the acquisition, and $84,000 paid to Saratoga Resources as reimbursement of that company's costs incurred in consummating the transaction.


3. To record estimated depreciation and depletion attributed to properties acquired.

4. To record revenue and lease operating expense attributed to properties acquired.

5.   To record interest expense on monies borrowed to acquire properties.

6. To record the tax effect of the above transaction on the financial statements for the periods presented.

























                      PRO FORMA SUPPLEMENTAL INFORMATION

                       OIL AND GAS PRODUCING ACTIVITIES

                               December 31, 1995
                                  (Unaudited)

A pro forma summary of the combined quantities of proved oil and gas reserves and the combined standardized measure of discounted future net cash flows relating to proved oil and gas reserves of PrimeEnergy Corporation and the acquisition of the oil and gas property interests from Internationale Nederlanden (U.S.) Capital Corporation are presented below. The reserve information presented is as of December 31, 1995. This information should be read in conjunction with the notes that follow the tables and the historical supplemental financial statement disclosures pertaining to oil and gas producing activities in the audited financial statements of PrimeEnergy Corporation.

A pro forma summary of the combined quantities of proved oil and gas reserves is as follows:

                           PrimeEnergy       I.N.G.       Pro Forma
                           Corporation    Acquisition      Combined
                           -----------    -----------     ---------
Total Proved:
     Oil (BBLS)                905,000        541,000       1,446,000
     Gas (MCF)              13,549,000      4,774,000      18,323,000

Total Developed:
     Oil (BBLS)                905,000        441,000       1,346,000
     Gas (MCF)              13,549,000      3,476,000      17,025,000

A pro forma summary of the combined standardized measure of discounted future net cash flows relating to proved oil and gas reserves is as follows:

                           PrimeEnergy       I.N.G.       Pro Forma
                           Corporation    Acquisition      Combined
                           -----------    -----------     ---------
Future cash inflows      $  41,946,000   $ 19,257,000    $ 61,203,000
Future production and
development costs          (26,181,000)    (8,107,000)    (34,288,000)

Future income tax expense     (837,000)      (830,000)     (1,667,000)
                           -----------    -----------     -----------

Future net cash flows       14,928,000     10,320,000      25,248,000
10% annual discount to
reflect timing of cash
flows                       (5,794,000)    (2,916,000)     (8,710,000)
                           -----------    -----------     -----------
Standardized measure of
discounted future net
cash flows                $  9,134,000    $ 7,404,000    $ 16,538,000
                           ===========    ===========     ===========



                          PRIMEENERGY CORPORATION

                NOTES TO PRO FORMA SUPPLEMENTAL INFORMATION

                     OIL AND GAS PRODUCING ACTIVITIES

                             December 31, 1995
                                (Unaudited)


The pro forma estimate of proved oil and gas reserves and related valuation were prepared by PrimeEnergy Corporation, based in part upon the report of independent petroleum and geological engineers pursuant to the provisions of Statement of Financial Accounting Standards No. 69, "Disclosures about Oil and Gas Producing Activities" ("SFAS 69").

The standardized measure of discounted future net cash flows relating to proved oil and gas reserves was prepared in accordance with the provisions of SFAS 69. Future production and development costs were computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves assuming continuation of economic condition existing at the respective dates indicated. Future net cash flows were discounted at a rate of 10% annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value of the Properties.

The estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors.



















                                    15